EXHIBIT 10.6

PROMISSORY NOTE DATED OCTOBER 24, 2006 TO HENRY E. CARTWRIGHT
AND IRA J. MILLER AS TRUSTEE OF THE MILLER FAMILY TRUST DATED JULY 18, 2000

PROMISSORY NOTE (“Note”)

On this date of October 24, 2006, in return for valuable consideration to be received in various tranches to be described below, the undersigned borrower, Healthy Fast Food, Inc. (“HFF”), a Nevada Corporation, agrees to pay to Henry E. Cartwright (“Cartwright”) and Ira J. Miller as Trustee of The Miller Family Trust dated July 18, 2000 (“Miller”), collectively referred to as the Lenders (“Lenders”), the total sum of up to Three Hundred Thousand Dollars ($300,000.00), together with interest thereon at the rate of Ten Percent (10.0%) (“Note Interest Rate”).

Tranches:  Each of the Lenders may provide funds as part of this Note at various dates as funds are required by HFF.  Each such funding will be referenced as a Tranche under this Note and they will be sequencially numbered starting with Tranche 1.  The total sum of all Tranches under this Note will be limited to $300,000.00. Either Lender may provide as much of the $300,000.00 in funding under the Note, in as many separate Tranches as deemed desirable by the Lender and HFF. Neither Lender is required to make any funding under this Note. HFF will provide written confirmation of each Tranche to all Lenders within one (1) business day of that Tranche having been finalized.  Interest on each Tranche will be calculated from the date of funding under that Tranche (“Tranche ‘X’ Effective Date”) as simple interest at the Note Interest Rate on a 365 day year basis, until that Tranche is repaid.

Terms of Repayment:  All repayments by HFF will be made proportionately across all outstanding Tranches, repaying interest first and then principle.  There will be no premium or penalty for prepayment at any time.  The full repayment of all outstanding interest and principle is expected to be made from funds anticipated to be received by HFF as part of a planned Secondary Private Placement during the last quarter of 2006. HFF agrees not to use any new funding of any sort, whether equity, debt, or any combination thereof, for use in the business of HFF without first repaying in full all outstanding interest and principle of all outstanding Tranches.  Final repayment of all outstanding interest and principle will be due no later than January 31, 2007.

Place of Payment:  All payments of interest and principle will be paid to each Lender at their respective home addresses.

Default:  HFF will be default if the full amount of all outstanding interest and principle of all Tranches are not repaid by January 31, 2007 or if any of the other terms and conditions is breaches (“Default”).  In the event of Default, HFF agrees top pay all costs and expenses incurred by the Lenders, including all reasonable attorney fees (including both hourly and contingent attorney fees as permitted by law0 for the collection of this Note upon default, and including reasonable collection charges (including, where consistent with industry practices, a collection charge set as a percentage of the outstanding balance of this Note) should collection be referred to a collection agency.  Each of the Lenders has the right to declare a Default without the consent of the other Lender.  In the event of default, all Lenders will share in any collections from HFF in proportion to the outstanding balances of principle and interest due under their respective Tranches.

Collateral:  HFF agrees to pledge all assets owned by HFF, whether tangible or intangible, to the Lenders as collateral against repayment of all Tranches under this Note.  HFF agrees not to incumber any of their assets in any way, from the date of this Note until full repayment of this Note.

Modification:  No modification or waiver of any of the terms of this Note shall be allowed unless by written agreement of HFF and all the Lenders.  No waiver of any breach of default hereunder shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

Severability of Provisions:  In the event that any portion of this Note is deemed unenforceable, all other provisions of this Note shall remain in full force and effect.

Choice of Law:  All terms and conditions of this Note shall be interpreted under the laws of the State of Nevada.

Signed Under Penalty of Perjury, this 24th day of October, 2006.

/s/ Gregory R. Janson	10/24/06
Gregory R. Janson President Healthy Fast Food, Inc. 1075 American Pacific, Suite C Henderson, NV 89074	Date

/s/ Henry E. Cartwright	10/24/06
Henry E. Cartwright 13 Dovetail Circle Henderson, NV 89014 Lender	Date

/s/ Ira J. Miller	10/24/06
Ira J. Miller as Trustee of The Miller Family Trust dated July 18, 2000 2224 Summerwind Circle Henderson, NV 89052	Date

PROMISSORY NOTE TRANCHE (“Tranche”)

This document represents a portion of the borrowing, a Tranche, under the Promissory Note dated October 24, 2006 (“Note”) between Healthy Fast Food, Inc. (“HFF”) and one of the Lenders described in the Note.

Tranche Effective Date:  The date that an amount of funds are provided by the Lender to HFF.  This date may actually be earlier than the date of the Note.  Interest under this Tranche will be calculated from this date until all interest and principle under this Tranche is repaid in full.

Tranche #:    1_________________________________________________________________

Tranche Effective Date:    September 21, 2006___________________________________

Lender:    Henry E. Cartwright_________________________________________________

Amount of Tranche:    $75,000.00______________________________________________

  /s/ Henry E. Cartwright                                                                 10/24/06___________
Lender Name                                                                                   Date

  /s/ Gregory R. Janson_____________________________________10/24/06___________
Gregory R. Janson                                                                             Date
President
Healthy Fast Foods, Inc.

Tranche Repayment Date:    December 1, 2006_____________________________________

Number of Days Tranche Outstanding:    71________________________________________

Interest on Tranche:    $1458.90_________________________________________________

  /s/ Henry E. Cartwright_________________________________________________12/1/06
Lender Name – Confirms Repayment of Tranche with Interest                                    Date

PROMISSORY NOTE TRANCHE (“Tranche”)

This document represents a portion of the borrowing, a Tranche, under the Promissory Note dated October 24, 2006 (“Note”) between Healthy Fast Food, Inc. (“HFF”) and one of the Lenders described in the Note.

Tranche Effective Date:  The date that an amount of funds are provided by the Lender to HFF.  This date may actually be earlier than the date of the Note.  Interest under this Tranche will be calculated from this date until all interest and principle under this Tranche is repaid in full.

Tranche #:    2_____________________________________________________________

Tranche Effective Date:    October 13, 2006_____________________________________

Lender:    Henry E. Cartwright________________________________________________

Amount of Tranche:    $25,000.00_____________________________________________

  /s/ Henry E. Cartwright___________________________________________10/24/06___
Lender Name                                                                                                  Date

  /s/ Gregory R. Janson____________________________________________10/24/06___
Gregory R. Janson                                                                                          Date
President
Healthy Fast Foods, Inc.

Tranche Repayment Date: _________________________________________________________

Number of Days Tranche Outstanding: _______________________________________________

Interest on Tranche:  _____________________________________________________________

_______________________________________________________________________________
Lender Name – Confirms Repayment of Tranche with Interest                                   Date

PROMISSORY NOTE TRANCHE (“Tranche”)

This document represents a portion of the borrowing, a Tranche, under the Promissory Note dated October 24, 2006 (“Note”) between Healthy Fast Food, Inc. (“HFF”) and one of the Lenders described in the Note.

Tranche Effective Date:  The date that an amount of funds are provided by the Lender to HFF.  This date may actually be earlier than the date of the Note.  Interest under this Tranche will be calculated from this date until all interest and principle under this Tranche is repaid in full.

Tranche #:    3__________________________________________________________________

Tranche Effective Date:    October 31, 2006___________________________________________

Lender:    Henry E. Cartwright______________________________________________________

Amount of Tranche:    $50,000.00___________________________________________________

  /s/ Henry E. Cartwright________________________________________________12/1/06_____
Lender Name                                                                                                        Date

  /s/ Gregory R. Janson_________________________________________________12/1/06____
Gregory R. Janson                                                                                                Date
President
Healthy Fast Foods, Inc.

Tranche Repayment Date: _______________________________________________________

Number of Days Tranche Outstanding: _____________________________________________

Interest on Tranche:  ___________________________________________________________

_____________________________________________________________________________
Lender Name – Confirms Repayment of Tranche with Interest                                      Date

PROMISSORY NOTE TRANCHE (“Tranche”)

This document represents a portion of the borrowing, a Tranche, under the Promissory Note dated October 24, 2006 (“Note”) between Healthy Fast Food, Inc. (“HFF”) and one of the Lenders described in the Note.

Tranche Effective Date:  The date that an amount of funds are provided by the Lender to HFF.  This date may actually be earlier than the date of the Note.  Interest under this Tranche will be calculated from this date until all interest and principle under this Tranche is repaid in full.

Tranche #:    4___________________________________________________________

Tranche Effective Date:    November 14, 2006__________________________________

Lender:    Henry E. Cartwright_______________________________________________

Amount of Tranche:    $50,000.00____________________________________________

  /s/ Henry E. Cartwright_________________________________________12/1/06_____
Lender Name                                                                                            Date

  /s/ Gregory R. Janson__________________________________________12/1/06_____
Gregory R. Janson                                                                                    Date
President
Healthy Fast Foods, Inc.

Tranche Repayment Date: ___________________________________________________

Number of Days Tranche Outstanding: _________________________________________

Interest on Tranche:  _______________________________________________________

________________________________________________________________________
Lender Name – Confirms Repayment of Tranche with Interest                        Date

PROMISSORY NOTE TRANCHE (“Tranche”)

This document represents a portion of the borrowing, a Tranche, under the Promissory Note dated October 24, 2006 (“Note”) between Healthy Fast Food, Inc. (“HFF”) and one of the Lenders described in the Note.

Tranche Effective Date:  The date that an amount of funds are provided by the Lender to HFF.  This date may actually be earlier than the date of the Note.  Interest under this Tranche will be calculated from this date until all interest and principle under this Tranche is repaid in full.

Tranche #:    5_____________________________________________________________

Tranche Effective Date:    December 1, 2006____________________________________

Lender:    Ira J. Miller_______________________________________________________

Amount of Tranche:    $125,000.00____________________________________________

  /s/ Ira J. Miller_________________________________________________12/1/06_____
Lender Name                                                                                              Date

  /s/ Gregory R. Janson___________________________________________12/1/06_____
Gregory R. Janson                                                                                      Date
President
Healthy Fast Foods, Inc.

Tranche Repayment Date: ____________________________________________________

Number of Days Tranche Outstanding: __________________________________________

Interest on Tranche:  ________________________________________________________

__________________________________________________________________________
Lender Name – Confirms Repayment of Tranche with Interest                               Date